Barclays Capital CEO Energy-Power Conference September 16, 2010 Exhibit 99.2

Disclosure

Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”,
“anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the
Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the
Company serves and the vulnerability of those markets to economic downturns; the negative impacts of the recent global economic and financial crisis; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; competition; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; the impact of the financial distress of third parties; changes in government energy policy and healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company's global operations; fluctuations in foreign currency exchange and interest rates; potential future charges to income associated with potential impairment of the Company’s significant goodwill and other intangibles;
the Company's ability to successfully manage its costs, core business resources and growth, including its ability to successfully acquire and integrate new product lines or businesses and manage operational expansions; the loss of key employees and deterioration of labor and employee relations; the pricing and availability of raw materials; the Company's ability to manage its fixed-price contract exposure; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; additional liabilities related to taxes; the costs of compliance with environmental, health and safety laws, and potential liabilities under these laws; the impact of hurricanes and other severe weather;
litigation and disputes involving the Company, including product liability, contract, warranty, pension, intellectual property and employment claims; volatility and fluctuation in the price of the Company’s stock; and risks associated with our indebtedness. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual
Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Agenda 2 Company Overview Financial Highlights Segment Overview Industry Trends Growth Initiatives Manufacturing and Distribution Investment Highlights Summary

Technology leader - Energy industry is the largest end-user of Chart products
Leading position - #1 or #2 in all primary markets served
Global footprint - operations on four continents and about 2,700 employees
Worldwide earnings – about 60% of 2009 sales derived from outside United
States
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets.
Asia
23%
U.S.
41%
Americas
(Non-US)
6%
RoW
12%
Europe
18%
Energy
63%
BioMedical
15%
General
Industrial
22%
Energy &
Chemicals
43%
Distribution
& Storage
42%
BioMedical
15%
2009 Sales by Segment
2009 Sales by Region
2009 Sales by End-User

Strong Track Record of Successful Execution

Drivers of Growth
Operational Excellence
–
Flexible cost structure allowed for aggressive
response to economic downturn
–
Lean initiatives continue to drive favorable
earnings and cash generation
Energy & Chemicals
–
Significant exposure to expected global energy
demand growth
–
Environmental legislation and alternative
energy opportunities
Distribution & Storage
–
Expanding aftermarket business
–
Global relationships with major industrial gas
companies
–
Alternative fuel opportunities with LNG
BioMedical
–
Liquid oxygen growth in emerging markets
–
Increasing biological research expenditures
–
Aging demographic
CAGR
(2004-2009)
Sales   14%
Oper. Inc.  21%
(1)    Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart Industries by First Reserve.
(1)
0
20
40
60
80
100
120
140
160
0
100
200
300
400
500
600
700
800
2004 2005 2006 2007 2008 2009
Sales Operating Income

Energy & Chemicals (E&C) Segment Overview

Heat Exchanger
Cold Box
Production
Heat
Exchangers
68%
Cold Boxes and
LNG VIP
32%
Technology leader - providing heat exchangers and cold
boxes critical to LNG, Olefin petrochemicals and natural gas processing markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Market leader - leading market positions worldwide
Manufacturing leader - one of three global suppliers of
mission-critical LNG and LNG liquefaction equipment
Americas
(Non-US)
5%
RoW
20%
Asia
38%
U.S.
36%
Europe
1%
Highlights
2009 Sales by Product/Region Selected Products

Distribution & Storage (D&S) Segment Overview

2009 Sales by Product/Region
Highlights
Balanced customer base - 46% of 2009 segment sales
derived from products used in energy applications
Strategic footprint – manufacturing located near growing end markets and lower-cost countries
–
Positioned to capitalize on strong expected growth in Asia and
Eastern Europe
–
Continued investment in key global manufacturing facilities
Bulk MicroBulk
Distribution
Storage
Selected Products
Satellite
LNG Storage
Bulk Storage
Systems
46%
Packaged Gas
Systems
22%
VIP, Systems
and Components
6%
Parts, Repair and On-
Site Service
11%
Beverage Liquid
CO2
Systems
8%
LNG Terminals
and Vehicle Fuel
Systems 7%
Americas
(Non-US)
7%
RoW
5%
Asia
13%
U.S.
49%
Europe
26%

BioMedical Segment Overview
Strong growth – increases in oxygen respiratory therapy and
biomedical research, led by international markets, expected
Robust end markets include:
–
Home healthcare and nursing home
–
Hospitals and long-term care
–
Biomedical and pharmaceutical research
–
Animal breeding
Portable Oxygen
Lab Storage
Stainless Steel Freezer
End-Use Consumption
Respiratory
Therapy
Systems
46%
Other
5%
Biological
Storage
Systems
49%
Americas
(Non-US)
9%
U.S.
34%
Europe
47%
Asia
10%
Selected Products
2009 Sales by Product/Region
Highlights

Growing industry - Energy demand recently forecasted to expand 40% between now and 2030 with global investment of
$26 trillion, over $1 trillion/year, needed to keep up with demand*
Natural Gas expansion - World primary demand for natural gas expands on average by 1.5% per year. The biggest increases occur in the Middle East, China and India.  New power generation stations absorb 45% of the increase. *
LNG growth leader - “Global gas demand is likely to rise by 25%, while the use of LNG is set to surge by 40% by 2020.”
Source: ExxonMobil quoted at CWC World LNG Summit, Barcelona - (12/2/2009)
China LNG growth - “China’s LNG demand forecast for 2020 raised by 48%.” Source: Wood Mackenzie Consultants Ltd. –
(7/26/2010)
* Source: International Energy Agency – World Energy Outlook
2009, Reference Scenario
Reference Scenario based on assumption that governments do
not change their policies relating to energy; differences would arise should governments change energy policies
Energy Trends
World Primary Energy Demand by Fuel*

Natural Gas penetration - increasing as a transportation fuel due to its high energy density, lower costs, and low emissions
Broad product offering - Chart provides products / solutions for the full LNG value chain from LNG terminal equipment / liquefiers to on-board fuel tanks
Favorable environment to substantially grow Chart’s existing LNG business with potential new opportunities in marine and industrial applications
Energy Bill currently before Congress could significantly boost natural gas vehicle (NGV)
adoption in U.S., driving a multi-year build-out of LNG production, storage and distribution infrastructure and creating additional market opportunities for Chart
China has already begun investing in substantial NGV fueling infrastructure resulting in recent order activity
Energy Trends

Growth Initiatives

Current economic environment continues to provide acquisition opportunities for Chart with its strong balance sheet and more than adequate liquidity
Chart’s acquisition criteria
–
Niche Position - global niche engineered equipment, systems or aftermarket business
–
Technology/Product fit – complementing
Chart’s
core competencies
–
Market Leader - #1 or potential to become #1 within existing or adjacent growth markets
–
Geographic Expansion or Consolidation – leverages
Chart’s
global footprint or cost savings
synergies
Growing all business segments
Completed five acquisitions in two years
–
E&C
–
Tri-Thermal (2009)
–
D&S
–
Flow Instruments (2008), Cryotech International (2010)
–
BioMedical
–
Golden Phoenix (2009), Covidien (2009)

Global Manufacturing and Distribution Platform

Operating leverage provides the flexibility to expand and reduce capacity as needed with minimal capital expenditures
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical
Total:
Manufacturing:
Europe
Asia-Pacific
14
9
6
2
4
2
North America

Summary of Investment Highlights
Flexible Manufacturing Platform
–
Ability to ramp up or scale back production as demand fluctuates
–
Necessary capacity expansion/contraction is easily attainable
–
Proven ability to implement cost-savings measures during periods of sharp decline
Very strong balance sheet
–
Significant improvement in net debt position
–
Substantial free cash flow growth and liquidity
Stable business model
–
Attractive industry with long-term customer relationships
–
Solid platform with worldwide presence and leading market positions in all segments
Continued growth initiatives
–
Expect continued strategic, accretive acquisition activity
–
New product development taking advantage of leading proprietary technology and designs
Positioned for continued significant growth as markets recover
–
Strong track record of maximizing operating efficiencies and growth
–
Leading market position in all business segments
12
Chart represents a unique investment opportunity to capitalize on the return of strong growth in the markets it serves